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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 21, 2003


                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


          Bermuda                     000-49887                980363970
(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)          Identification No.)


2nd Fl. International Trading Centre
Warrens
PO Box 905E
St. Michael, Barbados                                            N/A
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code   (246) 421-9471

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

          On February 21, 2003, Nabors Industries Ltd. (the "Registrant") announced that Nabors Holding Company, an indirect, wholly owned subsidiary of the Registrant, will redeem all of its outstanding 8 5/8% Senior Subordinated Notes due 2008 on April 1, 2003. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits

          Exhibit No.         Description

             99.1             Press Release of Nabors Industries Ltd. dated
                              February 21, 2003.


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              Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NABORS INDUSTRIES LTD.


Date:    February 21, 2003       By: /s/ Daniel McLachlin
                                     -------------------------------------------
                                     Daniel McLachlin
                                     Vice President - Administration & Secretary


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                                  EXHIBIT INDEX



Exhibit No.             Description

  99.1                  Press Release of Nabors Industries Ltd. dated
                        February 21, 2003.


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